EX-10.6

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

        This Settlement Agreement and Mutual Release Agreement (the "Settlement Agreement") dated as of ______________, 2004, is by and between DataMEG Corp., a New York corporation, having usual place of business at XXXXXXXX XXX, XXX XXX, Boston, MA 02116 ("DataMEG") and Rex Hester, of XXXX XXXX XXXX XXX XXXXX, North Carolina ("Hester").

        WHEREAS, Hester and DataMEG are disputing certain liability and payments due to Hester including but not limited to salary claims, consulting fees, loans, and that certain Merger Agreement by and among DataMEG, North Electric Company, Inc. and Rex Hester, dated December 2001, as amended (the "Claims"); and

        WHEREAS, DataMEG and Hester wish to resolve these Claims.

        NOW THEREFORE, for and in consideration of the mutual agreements, terms, covenants and conditions herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, accepted and agreed to, the parties agree as follows:

1. Hester ("Hester"), in consideration of receipt of One Million Seven Hundred Fifty Thousand (1,750,000) shares of the common stock of DataMEG, $.01 par value, to be issued at the Closing subject to Sections 3 and 4 herein, and other valuable consideration described below, hereby finally and forever discharges, remises and releases DataMEG, its subsidiaries, affiliates and all parties, including but not limited to their officers, directors, employees, servants, consultants, advisors, agents, successors and assigns (collectively, the "DataMEG Released Parties"), of and from any and all claims, actions, causes of action, suits, controversies and/or proceedings for or on account of, or in any way arising out of or related to, claims that Hester may have ever had, now have or may ever have, relating to the DataMEG Released Parties, including but not limited to the issues and claims relating to or arising from the Claims.

2. DataMEG, in consideration of the above-mentioned release of all Claims, and other valuable consideration described below, hereby discharges, remises, and releases Hester of and from any and all claims, actions, causes of action, suits, controversies and/or proceedings for or on account of, or in any way arising out of or related to, claims that DataMEG may have ever had, now have or may ever have, relating to Hester, including but not limited to the Claims.

3. As a condition to DataMEG entering into this Settlement Agreement and incurring the obligations set forth herein the parties contemporaneously with the execution of this Settlement Agreement shall enter into a Lock-Up Agreement, in the form attached hereto as Exhibit "B" ("Lock-Up Agreement").

4. Upon DataMEG's receipt of counterpart originals of this Settlement Agreement, and the Lock-Up Agreement properly executed by Hester, DataMEG shall issue to Hester the Shares (the "Closing").

5. It is understood and agreed that this Settlement Agreement is not to be construed as an admission of liability on the part of the parties and that they expressly deny any liability of any kind or nature.

6. Hester and DataMEG hereby represent, warrant and covenant that they have not been induced to make this settlement by any representation made by the other party, or anyone acting on the other party's behalf, other than the terms specifically recited in this Settlement Agreement. Hester and DataMEG hereby represent, warrant and covenant that they have made this settlement after consultation with and upon the advice of their attorneys.

7. Hester and DataMEG each represent, warrant and covenant that no other person or entity has or had any interest in their claims, or in this Settlement Agreement, and both parties have the sole and exclusive right to receive the sums specified, and that neither party has sold, assigned, transferred, conveyed or otherwise disposed of any of the claims, demands, obligations or causes of action referred to in this Settlement Agreement.

8. In the event a party fails to fulfill any of its obligations under this Settlement Agreement, the other fully-complying party shall be entitled to reimbursement of all his fees and costs associated with pursuing, rectifying and/or enforcing his rights herein, including but not limited to reasonable legal fees.

9. This Settlement Agreement, along with the Lock-Up Agreement, constitute the entire agreement between Hester and DataMEG and supersede any prior written or oral agreements or promises.

10. This Settlement Agreement may be executed in separate counterparts by the parties, and collectively, those counterparts will constitute one fully executed and enforceable agreement. This Agreement shall be construed and interpreted under laws of the Commonwealth of Massachusetts law, without reference to its so called conflicts of laws provisions.

11. Hester and DataMEG represent that they have carefully read the foregoing Settlement Agreement and know and fully understand the contents thereof, and that they sign the Settlement Agreement and Release as their free act and deed.




[Signatures on the following page.]



IN WITNESS WHEREOF, the parties hereto have duly executed this Lock-up Agreement under seal as of the date first written above.


                                                HESTER:






                                                DATAMEG:


                                                DataMEG Corp.


                                                By: